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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                 FORM 8-K/A

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:  DECEMBER 26, 2001

DATE OF EARLIEST EVENT REPORTED:  NOVEMBER 16, 2001


                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                     1-12929                      36-4135495
(State or other         (Commission File Number)           (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)            1375 LENOIR-RHYNE BOULEVARD,
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (828) 324-2200

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     CommScope, Inc. (the "Company") is filing this Amended Current Report on Form 8-K/A to file the financial information attached as exhibits hereto in connection with the acquisition described in Item 2 below.

Item 2.   Acquisitions or Dispositions of Assets.
          --------------------------------------

     On November 16, 2001, CommScope Optical Technologies, Inc. ("CommScope Optical"), an indirect wholly-owned subsidiary of CommScope, Inc. (the "Company"), completed its investment in OFS BrightWave, LLC, a Delaware limited liability company ("BrightWave"), formed by the Company and The Furukawa Electric Co., Ltd. of Japan ("Furukawa"), to acquire certain fiber cable and transmission fiber assets of the Optical Fiber Solutions Group ("OFS Group") of Lucent Technologies Inc. ("Lucent"). The investment was completed in accordance with the terms and conditions of the Amended and Restated Memorandum of Understanding, dated as of November 15, 2001 ("Amended and Restated MOU"), by and between Furukawa and the Company, which is filed with this report as Exhibit 2.1 hereto.

     Under the terms of the Amended and Restated MOU, the Company issued
10.2 million shares of Company common stock, par value $0.01 per share (the "Common Stock") at $19.94 per share to Lucent, for an aggregate amount of $203,388,000 (the "Investment Amount"), in lieu of a portion of the cash purchase price payable by Furukawa to Lucent pursuant to the Asset and Stock Purchase Agreement, dated as of July 24, 2001, as amended, by and between Lucent and Furukawa, entered into in connection with the acquisition of the OFS Group. $173,388,000 of the Investment Amount is a capital contribution to BrightWave in return for an approximately 18.4% equity interest therein. The remaining $30,000,000 Investment Amount is in the form of a revolving loan from CommScope Optical to BrightWave. An indirect wholly-owned subsidiary of Furukawa owns the remaining approximately 81.6% equity interest in BrightWave.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (a)  Financial Statements.

               The audited combined financial statements of Lucent Fiber Optic Cable for the fiscal years ended September 30, 2000, 1999 and 1998 and unaudited condensed combined financial statements of Lucent Fiber Optic Cable for the nine months ended June 30, 2001 and 2000 are attached hereto as Exhibit
               99.1 and incorporated herein by reference.

               The audited financial statements of the Company for the fiscal years ended December 31, 2000, 1999 and 1998 are incorporated herein by reference from the Company's Annual Report on Form 10-K filed on March 23, 2001.

               The unaudited financial statements of the Company for the nine months ended September 30, 2001 and 2000 are incorporated herein by reference from the Company's Quarterly Report on Form 10-Q filed on November 14, 2001.


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          (b)  Pro forma financial information.

               The  Company's   unaudited  pro  forma  condensed  financial
               information   is  attached   hereto  as  Exhibit   99.2  and
               incorporated herein by reference.

          (c)  Exhibits.


                Exhibit     Description
                -------     -----------

                  2.1*      Amended and Restated Memorandum of
                            Understanding, dated as of November 15, 2001, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.

                  4.1* Registration Rights Agreement, dated as of November 16, 2001, by and between CommScope, Inc. and Lucent Technologies Inc.

                  4.2* Financing Agreement, dated July 24, 2001 among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.

                  4.3* Financing Agreement Supplement, dated November 9, 2001 among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.

                  23.1      Consent of PricewaterhouseCoopers LLP

                  23.2      Consent of Deloitte & Touche LLP

                  99.1      Lucent Fiber Optic Cable financial statements

                  99.2 CommScope, Inc. unaudited pro forma condensed financial information.

                  *Previously filed on Form 8-K dated November 26, 2001.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated:  December 26, 2001


                                      COMMSCOPE, INC.


                                      By: /s/ Jearld L. Leonhardt
                                         --------------------------------
                                          Jearld L. Leonhardt
                                          Executive Vice President
                                          and Chief Financial Officer


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                               EXHIBIT INDEX


                 Exhibit    Description
                 -------    -----------

                  2.1*      Amended and Restated Memorandum of
                            Understanding, dated as of November 15, 2001, by and between The Furukawa Electric Co., Ltd. and CommScope, Inc.

                  4.1* Registration Rights Agreement, dated as of November 16, 2001, by and between CommScope, Inc. and Lucent Technologies Inc.

                  4.2* Financing Agreement, dated July 24, 2001 among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.

                  4.3* Financing Agreement Supplement, dated November 9, 2001 among CommScope, Inc., The Furukawa Electric Co., Ltd. and Lucent Technologies Inc.

                  23.1      Consent of PricewaterhouseCoopers LLP

                  23.2      Consent of Deloitte & Touche LLP

                  99.1      Lucent Fiber Optic Cable financial statements

                  99.2 CommScope, Inc. unaudited pro forma condensed financial information.

                  *Previously filed on Form 8-K dated November 26, 2001.